UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

TRIDENT MICROSYSTEMS, INC.
 (Exact name of registrant as specified in its charter)

0-20784
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0156584 (I.R.S. Employer Identification No.)

1090 E. Arques Avenue
Sunnyvale, California 94085
(Address of principal executive offices, with zip code)

(408) 991-8800
(Registrant’s telephone number, including area code)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Trident Microsystems, Inc. (the “Company”) filed with the SEC on August 8, 2003 (File No. 000-20784) by amending the Pro Forma Financial Information contained in Exhibit 99.1. The purpose of this amendment is to amend Exhibit 99.1 to reflect updated assumptions as to pro forma adjustments and the related purchase accounting.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following exhibit is filed as a part of this report:

Exhibit	Description

99.1	Amended Pro Forma Financial Information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2003

TRIDENT MICROSYSTEMS, INC.
/s/ Frank C. Lin
Frank C. Lin President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

/s/ Peter Jen
Peter Jen Senior Vice President, Asia Operations and Chief Accounting Officer (Principal Financial and Accounting Officer)

EXHIBIT LIST

Exhibit
Number	Description

99.1	Amended Pro Forma Financial Information